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                                                                       EXHIBIT B

                         [DELOITTE & TOUCHE LETTERHEAD]

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-45920 of Safeway Inc. on Form S-8 of our report dated April 4, 2003, appearing in this Annual Report on Form 11-K of Randalls Food Markets, Inc. ESOP/401(k) Savings Plan for the year ended June 30, 2002.

/s/ Deloitte & Touche LLP
San Francisco, California
July 11, 2003